PIONEER
                             -----------------------
                                      HIGH
                                      YIELD
                                      FUND

                                     Annual
                                     Report

                                    10/31/02

                                     [LOGO]

Table of Contents
--------------------------------------------------------------------------------

 Letter from the President                          1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    7
 Schedule of Investments                           10
 Financial Statements                              20
 Notes to Financial Statements                     28
 Report of Independent Auditors                    35
 The Pioneer Family of Mutual Funds                36
 Trustees, Officers and Service Providers          37
 Retirement Plans from Pioneer                     42
 Programs and Services for Pioneer Shareowners     44

Pioneer High Yield Fund
--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 10/31/02
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
It has been more than a year since our nation suffered the most damaging physical and psychological blows that most of us can remember. Since those sobering events, a weak economy and widespread revelations of corporate misgovernance have made it difficult for the equity markets to find solid footing. On the other hand, government securities and other high quality segments of the bond market delivered solid performance in the past year, as interest rates fell and investors sought to reduce portfolio risk.

Just a few years ago investors were swept up by the excitement of a powerful bull market, plunging into stocks of untried companies and driving prices of even seasoned corporations beyond any reasonable measure of value. Now we are working our way through a stubborn bear market that, like most of its predecessors, is feeding on fear and uncertainty. In other words we have swung from one extreme to the other.

Markets often swing between excesses of fear and greed. And when fear predominates, as it does today, our portfolio managers and research analysts seize the opportunity, intensifying efforts to find the best values among stocks and bonds whose valuations have fallen to attractive levels.

In our opinion, the economic future was never as bright as it was painted a few years ago. Nor do we believe that today's outlook is as grim as volatile markets seem to suggest.

Year-end - the logical time for a review

Our conviction that the U.S. economy will eventually recover is based on decades of successful investment experience through several wars and economic cycles. That record of success is the sum of thousands of day-in and day-out decisions, as our investment professionals constantly reassess each holding in our funds, making changes in response to shifting business and market realities.

The approaching year-end is an ideal time for you to do the same thing. For that purpose, there is no substitute for the guidance of a qualified financial professional. Together, you and your financial advisor can review the way your portfolio is allocated among stocks, bonds and short-term commitments. You can also reevaluate your retirement and college funding programs in light of your current needs and circumstances. And you can take the opportunity to learn more about the expanding roster of investment choices and retirement programs available from Pioneer.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 10/31/02
--------------------------------------------------------------------------------

Portfolio Diversification
-------------------------
(As a percentage of total investment portfolio)

Convertible Corporate Bonds     64.5%
Corporate Bonds                 31.0%
Convertible Preferred Stocks     4.3%
Temporary Cash Investments       0.2%

Sector Distribution
-------------------
(As a percentage of total investment in securities)

Health Care                       28%
Information Technology            25%
Industrial                        13%
Financials                        11%
Consumer Discretionary            10%
Materials                         10%
Energy                             4%
Consumer Staples                   2%
Utility                            1%

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

BBB                               7.5%
BB                               19.4%
B                                35.9%
CCC & Lower                      11.3%
Not Rated                        26.9%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment in securities)

 1.   Ivax Corp., 4.5%, 5/15/08                    5.07%
 2.   Crescent Real Estate EQT., 9.25%, 4/15/09    3.66
 3.   J.C. Penney Co. Inc., 7.625%, 3/1/97         2.80
 4.   Vertex Pharmaceuticals, 5.0%, 9/19/07        2.42
 5.   Checkfree Holdings Corp., 6.5%, 12/1/06      2.39
 6.   Affymetrix Inc., 5.0%, 10/1/06               2.36
 7.   Triquint Semiconductor, 4.0%, 3/1/07         2.19
 8.   Human Genome Sciences, 3.75%, 3/15/07        2.05
 9.   Affymetrix Inc., 4.75%, 2/15/07              2.01
10.   Tower Automotive Inc., 5.0%, 8/1/04          1.89

Fund holdings will vary for other periods.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/02                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/02   10/31/01
                 $9.14      $10.41

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 10/31/02)     Dividends   Capital Gains   Capital Gains
                          $0.9862         --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to the growth of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns+
(As of October 31, 2002)
                   Net Asset   Public Offering
Period               Value         Price*
Life-of-Class
(2/12/98)            7.53%         6.49%
1 Year              -3.43         -7.77


* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000+

             Pioneer High     ML High Yield         ML Index of Convertible
Date          Yield Fund*   Master II Index++   Bonds (Speculative Quality)++

2/28/1998       $9,550          $10,000                     $10,000
10/31/1998      $8,260           $9,612                      $9,185
               $10,069          $10,151                     $12,442
10/31/2000     $13,203           $9,980                     $14,165
               $13,773           $9,985                     $10,316
10/31/2002     $13,302           $9,334                     $10,044

 + The performance of each class of the Fund from February 12, 1998 to February
   25, 2000 is the performance of Third Avenue High Yield Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

   Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/02                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/02   10/31/01
                 $9.16      $10.45

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 10/31/02)     Dividends   Capital Gains   Capital Gains
                          $0.9228          --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund, compared to the growth of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns+
(As of October 31, 2002)
                      If         If
Period               Held     Redeemed*
Life-of-Class
(2/12/98)           6.81%       6.50%
1 Year             -4.20       -7.71


* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000+

             Pioneer High     ML High Yield         ML Index of Convertible
Date          Yield Fund*   Master II Index++   Bonds (Speculative Quality)++

2/28/1998      $10,000          $10,000                     $10,000
10/31/1998      $8,602           $9,612                      $9,185
               $10,412          $10,151                     $12,442
10/31/2000     $13,619           $9,980                     $14,165
               $14,089           $9,985                     $10,316
10/31/2002     $13,316           $9,334                     $10,044

 + The performance of each class of the Fund from February 12, 1998 to February
   25, 2000 is the performance of Third Avenue High Yield Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

   Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/02                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/02   10/31/01
                 $9.25      $10.55

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 10/31/02)     Dividends   Capital Gains   Capital Gains
                          $0.9317         --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to the growth of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns+
(As of October 31, 2002)
                   Net Asset   Public Offering
Period               Value       Price/CDSC*
Life-of-Class
(2/12/98)            7.02%          6.80%
1 Year              -4.17          -5.16


* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. A 1% contingent deferred sales charge
   (CDSC) applies to redemptions made within one year of purchase.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000+

             Pioneer High     ML High Yield         ML Index of Convertible
Date          Yield Fund*   Master II Index++   Bonds (Speculative Quality)++

2/28/1998       $9,900         $10,000                 $10,000
10/31/1998      $8,517          $9,612                  $9,185
               $10,310         $10,151                 $12,442
10/31/2000     $13,603          $9,980                 $14,165
               $14,080          $9,985                 $10,316
10/31/2002     $13,492          $9,334                 $10,044

 + The performance of each class of the Fund from February 12, 1998 to February
   25, 2000 is the performance of Third Avenue High Yield Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

   Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/02                                       CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/02   10/31/01
                 $9.12      $10.39

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 10/31/02)     Dividends   Capital Gains   Capital Gains
                          $1.0176         --               --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund, compared to the growth of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns+
(As of October 31, 2002)
                      If         If
Period               Held     Redeemed
Life-of-Class
(2/12/98)            7.58%      7.58%
1 Year              -3.14      -3.14


* Assumes reinvestment of distributions.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000+

             Pioneer High     ML High Yield         ML Index of Convertible
Date          Yield Fund*   Master II Index++   Bonds (Speculative Quality)++

2/28/1998      $10,000         $10,000                $10,000
10/31/1998      $8,665          $9,612                 $9,185
               $10,589         $10,151                $12,442
10/31/2000     $13,827          $9,980                $14,165
               $14,420          $9,985                $10,316
10/31/2002     $13,967          $9,334                $10,044

 + The performance of each class of the Fund from February 12, 1998 to February
   25, 2000 is the performance of Third Avenue High Yield Fund's single class.

++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

   Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/02
--------------------------------------------------------------------------------

During a very difficult year for the high-yield market, Fund manager Margaret Patel steered the Fund to market-beating performance. Below, Ms. Patel outlines the strategy she followed during the Fund's fiscal year.

Q:  How did the Fund perform?

A: During the 12 months ended October 31, 2002, the Fund had a total return based on net asset value of -3.43% for the Fund's Class A shares, -4.20% for Class B shares, -4.17% for Class C shares, and -3.14% for Class Y shares. To compare, the Merrill Lynch High Yield Master II Index returned -6.53%.

Q: What was the environment like for the high-yield market during the past 12 months?

A: The yield spread between Treasuries and high-yield bonds widened substantially. In other words, the yield advantage offered by high-yield bonds over Treasuries increased notably, generally decreasing the value of outstanding high yield securities. During the period, absolute and relative yields on junk bonds reached levels comparable to those found in early 1991, the last time high-yield bonds found themselves under similarly severe distress. Widening yield spreads during the period reflected a background of a protracted sluggish economy as well as a declining equity market.

Q:  What factors enabled the Fund to perform better than the market as a whole?

A. The Fund was able to perform better than the Merrill Lynch High Yield Master II Index due to the Fund's general avoidance of those sectors that posted the worst performance, including telecommunications, airlines, and selected media issuers.

Q:  What was your strategy during the period?

A. We continued to avoid sectors that we believed would suffer more during periods of economic sluggishness, as well as those that we felt would not participate fully in the economic rebound that began during the past several months and that we expect to strengthen in 2003. We looked to concentrate investments in companies with leading positions in their industries, favoring businesses in cyclical - economically sensitive - industries, such as basic materials

Pioneer High Yield Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/02                           (continued)
--------------------------------------------------------------------------------

    (including chemicals, containers, non-ferrous metals, and paper and forest products). In addition, we selected capital goods, building products, electrical service and equipment suppliers, homebuilders and retailers, as well as consumer cyclical companies such as firms that distribute equipment to automobile manufacturers. We also continued to increase the Fund's holdings in health care, looking to add to the portfolio's stake in acute care hospitals, biotechnology, and generic pharmaceutical providers, which should benefit from long-term demographic trends. Real estate captured some of our attention, due to our contention that the sector should benefit from additional declines in interest rates. Technology remained a cornerstone of the portfolio, at 24.4% of total net assets at the end of the fiscal year. We favored selected semiconductor and semiconductor capital equipment manufacturers. In this area, we chose companies we felt offered adequate liquidity to carry on their business as the worst cyclical downturn for the industry during the post-war period comes to an end. We believe semiconductor demand should improve, albeit at a muted pace, in the year ahead. We also chose selected software and service companies.

Q:  What was your approach with convertible securities?

A: They remained an important part of the portfolio. We look to invest in convertible securities selling at discounted prices and offering high yields. We favor those industries where generic high-yield bonds might not be available, particularly smaller companies in rapidly growing industries. For instance, the Fund's technology and health care allocations are well populated with convertible securities. These investments offer the possibility of price appreciation if the underlying value of the company's stock rises. Investors in convertible bonds can garner the same yield as bonds in the high-yield market. In addition, if the underlying stock price rises, the value of the convertible bond does as well.

Q: Which investments proved to be some of the top performers during the fiscal year? Which disappointed?

A: HNC Software was one of the better performing investments. This firm was acquired by Fair Isaac - a debt-free company - resulting in the substantial improvement in the price of the HNC bonds. This consolidation confirmed our company selection process, in

Pioneer High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    which we seek companies that can benefit from their strong industry positions. Within a difficult investment environment, basic materials and energy securities tended to maintain their value, the former because they held less debt and benefited from the anticipation of a continuing economic rebound, and the latter because of stronger energy prices. Among the investments in these areas that held up well were International Paper, nickel producer Inco, and holdings in the energy field, including Nuevo Energy, Parker Drilling and Petroleum Helicopters. The Fund's real estate, home building and construction-related investments also proved generally resilient due to the positive influence of low interest rates.

    Among the investments that proved disappointing was Peregrine Software, which we sold when the company's earnings were restated at dramatically lower levels reflecting improper accounting methods. And although other technology holdings were volatile, many securities, including Conexant Systems, declined in price reflecting a weak environment for the semiconductor sector. Lucent Technologies also struggled, as it was adversely impacted by declining telecommunications capital spending and concerns about declining revenues.

Q:  What is your outlook?

A: We believe the economic rebound has already begun and is clearly on course to improve, with expansion likely during the balance of 2002 and into 2003. Economic growth should be assisted by an accommodative Federal Reserve Board monetary policy and the prospect of further fiscal stimulus by the federal government in the aftermath of November's elections. We expect the economy's acceleration and improvement to be reflected in improving prices for high-yield bonds and declining default rates. As a result, we anticipate a generally positive backdrop for the markets in which the Fund invests.

Pioneer High Yield Fund is non-diversified and its principal investments are below investment-grade securities, which may be more volatile and less liquid than investment-grade securities.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02
--------------------------------------------------------------------------------

   Shares                                                                  Value
              CONVERTIBLE PREFERRED STOCKS - 4.3%
              Materials - 1.3%
              Paper Products - 1.3%
  540,200     Boise Cascade, 7.5%, 12/16/04                         $ 21,945,625
  420,800     International Paper Capital Trust, 5.25%, 7/20/25       19,251,600
                                                                    ------------
              Total Materials                                       $ 41,197,225
                                                                    ------------
              Automobiles & Components - 1.4%
              Auto Parts & Equipment - 1.4%
  647,500     Cummins Capital Trust I, 7.0%, 6/15/31 (144A)         $ 25,333,437
  447,000     Cummins Capital Trust I, 7.0%, 6/15/31                $ 17,488,875
                                                                    ------------
              Total Automobiles & Components                        $ 42,822,312
                                                                    ------------
              Consumer Durables & Apparel - 0.6%
              Photographic Products - 0.6%
  390,000     Xerox Corp., 7.5%, 11/27/21 (144A)                    $ 18,427,500
                                                                    ------------
              Total Consumer Durables & Apparel                     $ 18,427,500
                                                                    ------------
              Diversified Financials - 0.3%
              Consumer Finance - 0.3%
  290,500     Nuevo Energy, 5.75%, 12/15/26                         $  8,061,375
                                                                    ------------
              Total Diversified Financials                          $  8,061,375
                                                                    ------------
              Technology Hardware & Equipment - 0.4%
              Telecommunications Equipment - 0.4%
    8,300     Lucent Technologies Inc., 8.0%, 8/1/31 (144A)         $  3,379,760
   22,500     Lucent Technologies Inc., 8.0%, 8/1/31                   9,162,000
                                                                    ------------
              Total Technology Hardware & Equipment                 $ 12,541,760
                                                                    ------------
              Utilities - 0.3%
              Gas Utilities - 0.3%
1,227,100     Semco Capital Trust II, 11.0%, 8/16/03                $  8,160,215
                                                                    ------------
              Total Utilities                                       $  8,160,215
                                                                    ------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $171,985,259)                                   $131,210,387
                                                                    ------------

10   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal
     Amount                                                                   Value
                  CONVERTIBLE CORPORATE BONDS - 64.5%
                  Energy - 1.0%
                  Oil & Gas Drilling - 1.0%
$ 33,753,000      Parker Drilling Co., 5.5%, 8/1/04                  $   29,955,788
                                                                     --------------
                  Total Energy                                       $   29,955,788
                                                                     --------------
                  Materials - 1.0%
                  Diversified Metals & Mining - 1.0%
  22,700,000      Freeport-McMoran Copper & Gold Inc., 8.25%,
                    1/31/06                                          $   25,878,000
   6,716,000      Inco Limited, 7.75%, 3/15/16                            6,674,025
                                                                     --------------
                  Total Materials                                    $   32,552,025
                                                                     --------------
                  Capital Goods - 4.9%
                  Aerospace & Defense - 0.7%
  17,000,000      EDO Corp., 5.25%, 4/15/07 (144A)                   $   15,980,000
   7,600,000      EDO Corp., 5.25%, 4/15/07                               7,144,000
                                                                     --------------
                                                                     $   23,124,000
                                                                     --------------
                  Electrical Components & Equipment - 3.0%
  24,373,000      Benchmark Electrical, 6.0%, 8/15/06                $   21,935,700
  40,555,000      DDI Corporation, 5.25%, 3/1/08                          7,401,287
  10,980,000      Electro Scientific Industries, 4.25%, 12/21/06          9,566,325
  93,949,000      SCI Systems Inc., 3.0%, 3/15/07                        54,960,165
                                                                     --------------
                                                                     $   93,863,477
                                                                     --------------
                  Industrial Machinery - 1.2%
  36,500,000      Lennox International, 6.25%, 6/1/09 (144A)         $   38,553,125
                                                                     --------------
                  Total Capital Goods                                $  155,540,602
                                                                     --------------
                  Commercial Services & Supplies - 2.4%
                  Data Processing Services - 2.4%
  81,479,000      Checkfree Holdings Corp., 6.5%, 12/1/06            $   74,247,739
                                                                     --------------
                  Total Commercial Services & Supplies               $   74,247,739
                                                                     --------------
                  Transportation - 0.6%
                  Air Freight & Couriers - 0.6%
  19,900,000      Airborne Inc., 5.75%, 4/1/07                       $   19,104,000
                                                                     --------------
                  Total Transportation                               $   19,104,000
                                                                     --------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02                                   (continued)
--------------------------------------------------------------------------------

   Principal
     Amount                                                                  Value
                  Automobiles & Components - 2.4%
                  Auto Parts & Equipment - 2.4%
$ 15,500,000      Pep Boys-Manny Moe Jack, 4.25%, 6/1/07 (144A)     $   13,155,625
   5,000,000      Sonic Automotive Inc., 5.25%, 5/7/09                   3,681,250
  66,775,000      Tower Automotive Inc., 5.0%, 8/1/04                   58,762,000
                                                                    --------------
                  Total Automobiles & Components                    $   75,598,875
                                                                    --------------
                  Media - 0.9%
                  Advertising - 0.9%
  31,873,000      Getty Images Inc., 5.0%, 3/15/07                  $   29,123,954
                                                                    --------------
                  Total Media                                       $   29,123,954
                                                                    --------------
                  Food & Drug Retailing - 0.0%
                  Drug Retail - 0.0%
   1,000,000      Rite Aid Corp., 4.75%, 12/1/06                    $      657,500
                                                                    --------------
                  Total Food & Drug Retailing                       $      657,500
                                                                    --------------
                  Health Care Equipment & Services - 3.3%
                  Health Care Facilities - 3.3%
  32,380,000      Community Health Systems, 4.25%, 10/15/08         $   32,825,225
  27,500,000      Lifepoint Hospitals Holdings, 4.5%, 6/1/09            28,050,000
   1,500,000      Province Healthcare, 4.5%, 11/20/05                    1,288,125
  18,550,000      Province Healthcare, 4.25%, 10/10/08 (144A)           15,489,250
  32,000,000      Province Healthcare, 4.25%, 10/10/08                  26,720,000
                                                                    --------------
                  Total Health Care Equipment & Services            $  104,372,600
                                                                    --------------
                  Pharmaceuticals & Biotechnology - 24.2%
                  Biotechnology - 11.6%
  81,746,000      Affymetrix Inc., 5.0%, 10/1/06                    $   73,571,400
  76,395,000      Affymetrix Inc., 4.75%, 2/15/07                       62,548,406
  68,900,000      Alkermes Inc., 3.75%, 2/15/07                         33,244,250
  57,319,000      CV Therapeutics, 4.75%, 3/7/07                        42,487,709
  22,750,000      FEI Co., 5.5%, 8/15/08                                17,517,500
 101,725,000      Human Genome Sciences, 3.75%, 3/15/07                 63,705,281
  39,374,000      Invitrogen Corp., 5.5%, 3/1/07                        34,452,250
  22,400,000      Invitrogen Inc., 2.25%, 12/15/06                      17,584,000
   3,500,000      OSI Pharmaceuticals, 4.0%, 2/1/09                      2,248,750
  17,000,000      Protein Design Labs Inc., 5.5%, 2/15/07               13,005,000
                                                                    --------------
                                                                    $  360,364,546
                                                                    --------------

12   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal
     Amount                                                                    Value
                  Pharmaceuticals - 11.3%
$ 22,480,000      Alpharma Inc., 5.75%, 4/01/05+                      $   15,876,500
  63,998,000      Alpharma Inc., 3.0%, 6/1/06+                            46,238,555
  58,190,000      Cubist Pharmaceuticals, 5.5%, 11/1/08                   23,930,637
  42,800,000      Imclone Systems Inc., 5.5%, 3/1/05                      24,235,500
  10,000,000      Ivax Corp., 5.5%, 5/15/07                                8,700,000
 199,405,000      Ivax Corp., 4.5%, 5/15/08                              157,779,206
 101,375,000      Vertex Pharmaceuticals, 5.0%, 9/19/07                   75,397,656
                                                                      --------------
                                                                      $  352,158,054
                                                                      --------------
                  Pharmaceuticals & Biotechnology - 1.3%
  46,067,000      Enzon Inc., 4.5%, 7/1/08                            $   32,189,316
  10,850,000      Millennium Pharmaceuticals, 5.5%, 1/15/07                8,029,000
                                                                      --------------
                                                                      $   40,218,316
                                                                      --------------
                  Total Pharmaceuticals & Biotechnology               $  752,740,916
                                                                      --------------
                  Diversified Financials - 0.9%
                  Diversified Financials - 0.9%
  36,050,000      Navistar Financial Corp., 4.75%, 4/1/09             $   26,541,812
                                                                      --------------
                  Total Diversified Financials                        $   26,541,812
                                                                      --------------
                  Insurance - 0.6%
                  Property & Casualty Insurance - 0.6%
  19,850,000      Ohio Casualty Corp., 5.0%, 3/19/22 (144A)           $   18,857,500
                                                                      --------------
                  Total Insurance                                     $   18,857,500
                                                                      --------------
                  Real Estate - 0.5%
                  Real Estate Investment Trusts - 0.5%
  16,187,000      Capstar Hotel, 4.75%, 10/15/04                      $   14,126,395
                                                                      --------------
                  Total Real Estate                                   $   14,126,395
                                                                      --------------
                  Software & Services - 3.6%
                  Application Software - 3.6%
  17,200,000      Adaptec Inc., 3.0%, 3/5/07 (144A)                   $   13,287,000
  38,689,000      Aspen Technology, 5.25%, 6/15/05                        14,605,098
  32,100,000      BEA Systems Inc., 4.0%, 12/15/06                        26,402,250
  27,300,000      Mentor Graphics, 6.875%, 6/15/07 (144A)                 22,078,875
  38,880,000      Radisys Corp., 5.5%, 8/15/07                            32,659,200
   3,000,000      Wind River Systems Inc., 3.75%, 12/15/06 (144A)          1,980,000
   1,000,000      Wind River Systems Inc., 3.75%, 12/15/06                   660,000
                                                                      --------------
                  Total Software & Services                           $  111,672,423
                                                                      --------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02                                   (continued)
--------------------------------------------------------------------------------

   Principal
     Amount                                                                     Value
                  Technology Hardware & Equipment - 18.2%
                  Computer Hardware - 1.2%
$ 51,730,000      Veeco Instruments Inc., 4.125%, 12/21/08             $   36,728,300
                                                                       --------------
                  Computer Storage & Peripherals - 1.0%
  42,606,000      Quantum Corp., 7.0%, 8/1/04                          $   32,167,530
                                                                       --------------
                  Electronic Equipment & Instruments - 1.5%
   5,000,000      Airborne Inc., 5.75%, 4/1/07 (144A)                  $    4,800,000
  76,847,000      Safeguard Scientifics, 5.0%, 6/15/06                     42,554,026
                                                                       --------------
                                                                       $   47,354,026
                                                                       --------------
                  Networking Equipment - 0.7%
  48,720,000      Mangustics Group Inc., 5.0%, 11/1/07                 $   20,584,200
                                                                       --------------
                  Semiconductor Equipment - 6.4%
  40,606,000      Advanced Energy Industries Inc., 5.25%, 11/15/06     $   31,317,378
  54,450,000      Axcelis Technologies, 4.25%, 1/15/07                     37,842,750
  66,647,000      Brooks Automation Inc., 4.75%, 6/1/08                    49,568,706
  23,015,000      Cymer, 3.5%, 2/15/09                                     19,965,513
  87,795,000      EMCORE Corp., 5.0%, 5/15/06                              37,642,106
   7,200,000      International Rectifier Corp., 4.25%, 7/15/07             5,724,000
  15,625,000      LSI Logic Corp., 4.0%, 11/1/06                           11,777,344
   8,000,000      Teradyne Inc., 3.75%, 10/15/06                            6,860,000
                                                                       --------------
                                                                       $  200,697,797
                                                                       --------------
                  Semiconductors - 6.9%
  56,000,000      Atmel Corp., 0.0%, 5/21/06                           $   10,290,000
 123,952,000      Conexant Systems Inc., 4.0%, 2/1/07                      40,439,340
   7,438,000      Cypress Semiconductor, 3.75%, 7/1/05                      5,169,410
  59,560,000      Cypress Semiconductor, 4.0%, 2/1/05                      42,064,250
      92,000      Intevac Inc., 6.5%, 3/1/09                                   66,240
  16,620,000      LAM Research Corp., 4.0%, 6/1/06                         13,545,300
  46,514,000      Photronics Inc., 4.75%, 12/15/06                         34,652,930
  90,619,000      Triquint Semiconductor, 4.0%, 3/1/07                     68,077,524
                                                                       --------------
                                                                       $  214,304,994
                                                                       --------------

14   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal
     Amount                                                             Value
                  Telecommunications Equipment - 0.5%
$ 21,989,000      Commscope Inc., 4.0%, 12/15/06               $   16,546,723
                                                               --------------
                  Total Technology Hardware & Equipment        $  568,383,570
                                                               --------------
                  TOTAL CONVERTIBLE CORPORATE BONDS
                  (Cost $2,319,606,874)                        $2,013,475,699
                                                               --------------
                  CORPORATE BONDS - 31.0%
                  Energy - 3.2%
                  Oil & Gas Drilling - 0.4%
   1,000,000      Parker Drilling Co., 9.75%, 11/15/06         $      970,000
   4,700,000      Parker Drilling Co., 10.125%, 11/15/09            4,559,000
   7,770,000      Trico Marine Services, 8.875%. 5/15/12            6,060,600
                                                               --------------
                                                               $   11,589,600
                                                               --------------
                  Oil & Gas Exploration & Production - 1.2%
  19,848,000      Nuevo Energy Co., 9.375%, 10/1/10            $   19,748,760
  17,740,000      Nuevo Energy Co., 9.5%, 6/1/08                   17,784,350
                                                               --------------
                                                               $   37,533,110
                                                               --------------
                  Oil & Gas Refining Marketing & Transportation - 1.6%
  15,000,000      Giant Industries, 11.0%, 5/15/12             $    8,700,000
  52,100,000      Tesoro Escrow Corp., 9.625%, 4/1/12              26,571,000
   4,000,000      Tesoro Petroleum Corp., 9.0%, 7/1/08              2,080,000
  24,925,000      Tesoro Petroleum Corp., 9.625%, 11/1/08          13,958,000
                                                               --------------
                                                               $   51,309,000
                                                               --------------
                  Total Energy                                 $  100,431,710
                                                               --------------
                  Materials - 3.6%
                  Paper Packaging - 2.5%
  12,850,000      Fibermark Inc., 9.375%, 10/15/06             $   11,436,500
  53,675,000      Fibermark Inc., 10.75%, 4/15/11                  50,454,500
  13,395,000      Graphic Packaging Corp., 8.625%, 2/15/12         13,897,313
   2,000,000      Stone Container Corp., 9.75%, 2/1/11              2,145,000
                                                               --------------
                                                               $   77,933,313
                                                               --------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02                                   (continued)
--------------------------------------------------------------------------------

   Principal
     Amount                                                              Value
                  Specialty Chemicals - 1.1%
$ 37,615,000      Polyone Corp., 8.875%, 5/1/12                 $   34,628,933
                                                                --------------
                  Total Materials                               $  112,562,246
                                                                --------------
                  Capital Goods - 3.9%
                  Building Products - 1.1%
  28,600,000      NCI Building Systems, Inc., 9.25%, 5/1/09     $   28,707,250
   7,500,000      Nortek Inc., 9.875%, 6/15/11                       7,068,750
                                                                --------------
                                                                $   35,776,000
                                                                --------------
                  Industrial Machinery - 2.8%
  39,255,000      Intermet Corp., 9.75%, 6/15/09                $   33,563,025
  58,900,000      JLG Industries Inc., 8.375%, 6/15/12              44,175,000
   9,500,000      Manitowoc Co. Inc., 10.5%, 8/1/12 (144A)           9,452,500
                                                                --------------
                                                                $   87,190,525
                                                                --------------
                  Total Capital Goods                           $  122,966,525
                                                                --------------
                  Transportation - 1.3%
                  Air Freight & Couriers - 1.3%
  39,495,000      Petroleum Helicopters, 9.375%, 5/1/09         $   41,074,800
                                                                --------------
                  Total Transportation                          $   41,074,800
                                                                --------------
                  Automobiles & Components - 0.3%
                  Auto Parts & Equipment - 0.3%
   6,325,000      Cummins Capital Trust I, 7.125%, 3/1/28       $    4,820,978
   4,555,000      Navistar International, 9.375%, 6/1/06             4,110,888
                                                                --------------
                  Total Automobiles & Components                $    8,931,866
                                                                --------------
                  Consumer Durables & Apparel - 1.3%
                  Homebuilding - 0.7%
   1,200,000      Beazer Homes USA, 8.875%, 5/15/11             $    1,224,000
  19,850,000      Beazer Homes USA, 8.375%, 4/15/12                 20,197,375
                                                                --------------
                                                                $   21,421,375
                                                                --------------
                  Photographic Products - 0.6%
  43,426,000      Xerox Capital Trust I, 8.0%, 2/1/27           $   17,804,660
                                                                --------------
                  Total Consumer Durables & Apparel             $   39,226,035
                                                                --------------

16   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal
     Amount                                                                         Value
                  Retailing - 3.4%
                  Department Stores - 3.4%
$ 20,135,000      J.C. Penney Co. Inc., 9.75%, 6/15/21                     $   18,020,825
 121,127,000      J.C. Penney Co. Inc., 7.625%, 3/1/97                         87,211,440
                                                                           --------------
                  Total Retailing                                          $  105,232,265
                                                                           --------------
                  Food & Drug Retailing - 2.0%
                  Food Distributors - 2.0%
  10,000,000      Fisher Scientific International Inc., 8.125%, 5/1/12     $   10,150,000
  64,095,000      Wesco Distribution Inc., 9.125%, 6/1/08                      49,673,625
   1,500,000      Wesco Distribution Inc., 9.125%, 6/1/08                       1,162,500
                                                                           --------------
                  Total Food & Drug Retailing                              $   60,986,125
                                                                           --------------
                  Household & Personal Products - 0.0%
                  Household Products - 0.0%
   3,500,000      Champion Enterprises Inc., 7.625%, 5/15/09               $    1,155,000
                                                                           --------------
                  Total Household & Personal Products                      $    1,155,000
                                                                           --------------
                  Health Care Equipment & Services - 0.8%
                  Health Care Distributors & Services - 0.8%
   3,000,000      Healthsouth Corp., 7.375%, 10/1/06                       $    2,460,000
  27,500,000      Healthsouth Corp., 7.625%, 6/1/12                            21,725,000
                                                                           --------------
                  Total Health Care Equipment & Services                   $   24,185,000
                                                                           --------------
                  Real Estate - 9.0%
                  Real Estate Investment Trusts - 9.0%
  23,280,000      BF Saul Real Estate Investment Trust,
                    9.75%, 4/1/08                                          $   23,047,200
  19,720,000      Crescent Real Estate ETQ., 7.5%, 9/15/07                     18,438,200
 113,830,000      Crescent Real Estate ETQ., 9.25%, 4/15/09                   113,830,000
  13,000,000      EOP Operating LP, 7.875%, 7/15/31                            13,412,802
  58,352,000      Forest City Enterprises, 8.5%, 3/15/08                       58,060,240
  22,115,000      Meristar Hospitality, 10.50%, 6/15/09                        19,240,050
  36,750,000      Meristar Hospitality, 9.12%, 1/15/11                         29,859,375
   7,500,000      Meristar Hospitality, 9.0%, 1/15/08                           6,262,500
                                                                           --------------
                  Total Real Estate                                        $  282,150,367
                                                                           --------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02                                   (continued)
--------------------------------------------------------------------------------

   Principal
     Amount                                                              Value
                  Technology Hardware & Equipment - 2.2%
                  Electronic Equipment & Instruments - 0.9%
$28,320,000       Ingram Micro Inc., 9.875%, 8/15/08            $   29,452,800
                                                                --------------
                  Telecommunications Equipment - 1.3%
 11,370,000       L-3 Communication Corp., 7.625%,
                    6/15/12 (144A)                              $   11,767,950
 19,833,000       Lucent Technologies Inc., 5.5%, 11/15/08           8,329,860
  3,000,000       Lucent Technologies Inc., 6.5%, 1/15/28            1,260,000
 41,980,000       Lucent Technologies Inc., 6.45%, 3/15/29          17,631,600
                                                                --------------
                                                                $   38,989,410
                                                                --------------
                  Total Technology Hardware & Equipment         $   68,442,210
                                                                --------------
                  TOTAL CORPORATE BONDS
                  (Cost $1,088,537,326)                         $  967,344,149
                                                                --------------
                  TOTAL INVESTMENT IN SECURITIES
                  (Cost $3,580,129,458)                         $3,112,030,235
                                                                --------------
    Shares
                  TEMPORARY CASH INVESTMENT - 0.2%
                  Security Lending Collateral - 0.2%
  7,194,830       Securities Lending Investment Fund, 1.77%     $    7,194,830
                                                                --------------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $7,194,830)                             $    7,194,830
                                                                --------------
                  TOTAL INVESTMENT IN SECURITIES AND
                  TEMPORARY CASH INVESTMENT
                  (Cost $3,587,324,288)(a)(b)                   $3,119,225,065
                                                                ==============

18   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2002, the value of these securities amounted to $314,286,122 or 10.3% of total net assets.

(a) At October 31, 2002, the net unrealized loss on investments based on the cost for federal income tax purposes of $3,587,424,838 was as follows:

      Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $  30,548,084
      Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                      $(498,747,857)
                                                                     -------------
      Net unrealized loss                                            $(468,199,773)
                                                                     =============

(b) At October 31, 2002, the Fund had a net capital loss carryforward of $66,407,545 which will expire between 2009 and 2010 if not utilized.

+ Investment held by the fund representing 5% or more of the outstanding voting stock of such company.

Purchases and sales of securities ( excluding temporary cash investments) for the year ended October 31, 2002, aggregated $3,337,839,252 and $682,082,581, respectively.

The accompanying notes are an integral part of these financial statements.   19

Pioneer High Yield Fund
--------------------------------------------------------------------------------
BALANCE SHEET 10/31/02
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities
     loaned of $6,695,652) (cost $3,587,324,288)               $3,119,225,065
  Receivables -
     Investment securities sold                                       465,972
     Fund shares sold                                              28,154,082
     Dividends and Interest                                        64,217,312
  Other                                                                 8,911
                                                               --------------
       Total assets                                            $3,212,071,342
                                                               --------------
LIABILITIES:
  Payables -
     Investment securities purchased                           $   42,574,439
     Fund shares repurchased                                        4,637,748
     Dividends                                                     13,539,266
     Upon return of securities loaned                               7,194,830
  Due to affiliates                                                 3,849,774
  Due to bank                                                       6,271,584
  Accrued expenses                                                    418,844
                                                               --------------
       Total liabilities                                       $   78,486,485
                                                               --------------
NET ASSETS:
  Paid-in capital                                              $3,676,275,086
  Distributions in excess of net investment income                 (8,082,911)
  Accumulated net realized loss on investments                    (66,508,095)
  Net unrealized loss on investments                             (468,099,223)
                                                               --------------
       Total net assets                                        $3,133,584,857
                                                               ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $1,260,074,427/137,922,436 shares)         $         9.14
                                                               ==============
  Class B (based on $896,904,376/97,868,922 shares)            $         9.16
                                                               ==============
  Class C (based on $946,865,986/102,392,175 shares)           $         9.25
                                                               ==============
  Class Y (based on $29,740,068/3,260,163 shares)              $         9.12
                                                               ==============
MAXIMUM OFFERING PRICE:
  Class A ($9.14 \d 95.5%)                                     $         9.57
                                                               ==============
  Class C ($9.25 \d 99.0%)                                     $         9.34
                                                               ==============

20   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 10/31/02

INVESTMENT INCOME:
  Interest                                         $236,643,492
  Dividends                                           7,458,244
  Income from securities loaned, net                     32,873
                                                   ------------
       Total investment income                                       $ 244,134,609
                                                                     -------------
EXPENSES:
  Management fees                                  $ 15,030,183
  Transfer agent fees
     Class A                                          1,462,217
     Class B                                          1,173,610
     Class C                                            932,279
     Class Y                                             14,140
  Distribution fees
     Class A                                          2,434,434
     Class B                                          7,017,797
     Class C                                          6,857,429
  Administrative fees                                   139,651
  Custodian fees                                        168,878
  Registration fees                                     404,013
  Professional fees                                      73,866
  Printing                                              160,472
  Fees and expenses of nonaffiliated trustees            75,721
  Interest expense                                      618,136
  Miscellaneous                                          53,521
                                                   ------------
       Total expenses                                                $  36,616,347
       Less management fees waived and expenses
         assumed by Pioneer Investment
         Management, Inc.                                               (1,547,340)
       Less fees paid indirectly                                          (229,171)
                                                                     -------------
       Net expenses                                                  $  34,839,836
                                                                     -------------
         Net investment income                                       $ 209,294,773
                                                                     -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                   $ (57,441,628)
  Change in net unrealized loss on investments                        (432,400,946)
                                                                     -------------
       Net loss on investments                                       $(489,842,574)
                                                                     -------------
       Net decrease in net assets resulting from operations          $(280,547,801)
                                                                     =============

The accompanying notes are an integral part of these financial statements.   21

Pioneer High Yield Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 10/31/02 and 10/31/01

                                                            Year Ended        Year Ended
                                                             10/31/02          10/31/01
FROM OPERATIONS:
Net investment income                                     $  209,294,773    $   37,637,812
Net realized loss on investments                             (57,441,628)       (9,066,467)
Change in net unrealized gain (loss) on investments         (432,400,946)      (31,518,562)
                                                          --------------    --------------
  Net decrease in net assets resulting from
     operations                                           $ (280,547,801)   $   (2,947,217)
                                                          --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.99 and $1.06 per share, respectively)       $  (92,643,885)   $  (16,067,108)
  Class B ($0.92 and $0.99 per share, respectively)          (62,129,864)      (13,204,026)
  Class C ($0.93 and $1.00 per share, respectively)          (60,754,103)       (7,955,194)
  Class Y ($1.02 and $1.04 per share, respectively)           (1,888,225)         (151,076)
                                                          --------------    --------------
Net realized gain:
  Class A ($0.00 and $0.34 per share, respectively)       $            -    $   (1,892,620)
  Class B ($0.00 and $0.34 per share, respectively)                    -        (1,522,858)
  Class C ($0.00 and $0.34 per share, respectively)                    -          (740,468)
  Class Y ($0.00 and $0.34 per share, respectively)                    -           (24,664)
                                                          --------------    --------------
     Total distributions to shareowners                   $ (217,416,077)   $  (41,558,014)
                                                          --------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $3,490,017,935    $  949,068,362
Reinvestment of distributions                                100,797,505        19,806,633
Cost of shares repurchased                                  (854,169,636)     (155,684,357)
                                                          --------------    --------------
  Net increase in net assets resulting from fund
     share transactions                                   $2,736,645,804    $  813,190,638
                                                          --------------    --------------
  Net increase in net assets                              $2,238,681,926    $  768,685,407
NET ASSETS:
Beginning of year                                            894,902,931       126,217,524
                                                          --------------    --------------
End of year (including undistributed (distributions in
  excess of) net investment income (loss) of
  $(8,082,911) and $38,393, respectively)                 $3,133,584,857    $  894,902,931
                                                          ==============    ==============

22   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

For the Years Ended 10/31/02 and 10/31/01

CLASS A                            '02 Shares        '02 Amount        '01 Shares      '01 Amount
Shares sold                        150,478,181     $1,579,164,108      36,424,855    $ 395,022,332
Reinvestment of distributions        5,387,420         54,560,895       1,041,822       11,191,103
Less shares repurchased            (51,154,232)      (516,618,937)     (9,330,469)    (100,330,947)
                                   -----------     --------------      ----------    -------------
  Net increase                     104,711,369     $1,117,106,066      28,136,208    $ 305,882,488
                                   ===========     ==============      ==========    =============
CLASS B
Shares sold                         80,348,193     $  848,209,269      30,120,166    $ 328,261,034
Reinvestment of distributions        2,071,262         21,016,369         500,878        5,397,439
Less shares repurchased            (15,795,134)      (158,951,773)     (3,414,624)     (36,788,368)
                                   -----------     --------------      ----------    -------------
  Net increase                      66,624,321     $  710,273,865      27,206,420    $ 296,870,105
                                   ===========     ==============      ==========    =============
CLASS C
Shares sold                         96,131,161     $1,025,442,607      20,232,310    $ 222,253,133
Reinvestment of distributions        2,317,660         23,655,467         280,875        3,055,663
Less shares repurchased            (16,832,743)      (170,733,460)     (1,543,942)     (16,655,949)
                                   -----------     --------------      ----------    -------------
  Net increase                      81,616,078     $  878,364,614      18,969,243    $ 208,652,847
                                   ===========     ==============      ==========    =============
CLASS Y
Shares sold                          3,566,635     $   37,201,951         325,891    $   3,531,863
Reinvestment of distributions          155,161          1,564,774          15,223          162,428
Less shares repurchased               (783,138)        (7,865,466)       (175,921)      (1,909,093)
                                   -----------     --------------      ----------    -------------
  Net increase                       2,938,658     $   30,901,259         165,193    $   1,785,198
                                   ===========     ==============      ==========    =============

The accompanying notes are an integral part of these financial statements.   23

Pioneer High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/02
--------------------------------------------------------------------------------

                                                                              Year Ended    Year Ended
                                                                               10/31/02      10/31/01
CLASS A
Net asset value, beginning of period                                          $   10.41      $ 11.35
                                                                              ---------      -------
Increase (decrease) from investment operations:
 Net investment income                                                        $    0.96      $  1.08
 Net realized and unrealized gain (loss) on investments                           (1.24)       (0.62)
                                                                              ---------      -------
  Net increase (decrease) from investment operations                          $   (0.28)     $  0.46
Distributions to shareowners:
 Net investment income                                                            (0.99)       (1.06)
 Net realized gains                                                                   -        (0.34)
                                                                              ---------      -------
Net increase (decrease) in net asset value                                    $   (1.27)     $ (0.94)
                                                                              ---------      -------
Net asset value, end of period                                                $    9.14      $ 10.41
                                                                              =========      =======
Total return*                                                                     (3.53)%       4.32%
Ratio of net expenses to average net assets                                        1.03%+       0.96%+
Ratio of net investment income to average net assets                               9.20%+       9.54%+
Portfolio turnover rate                                                              29%          24%
Net assets, end of period (in thousands)                                      $1,260,074     $345,825
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                      1.10%        1.24%
 Net investment income                                                             9.13%        9.26%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                      1.03%        0.93%
 Net investment income                                                             9.20%        9.57%

                                                                                                        2/12/98(b)
                                                                             Year Ended   Year Ended        to
                                                                            10/31/00(a)    10/31/99      10/31/98
CLASS A
Net asset value, beginning of period                                          $ 9.65       $  8.50     $   10.00
                                                                              ------       -------     ---------
Increase (decrease) from investment operations:
 Net investment income                                                        $ 0.96       $  0.70     $    0.34
 Net realized and unrealized gain (loss) on investments                         1.94          1.14         (1.56)
                                                                              ------       -------     ---------
  Net increase (decrease) from investment operations                          $ 2.90       $  1.84     $   (1.22)
Distributions to shareowners:
 Net investment income                                                         (1.05)        (0.69)        (0.28)
 Net realized gains                                                            (0.15)            -             -
                                                                              ------       -------     ---------
Net increase (decrease) in net asset value                                    $ 1.70       $  1.15     $   (1.50)
                                                                              ------       -------     ---------
Net asset value, end of period                                                $11.35       $  9.65     $    8.50
                                                                              ======       =======     =========
Total return*                                                                  31.12%        22.20%       (12.39)%
Ratio of net expenses to average net assets                                     0.95%+        1.90%         1.90%**
Ratio of net investment income to average net assets                            8.96%+        7.13%         6.22%**
Portfolio turnover rate                                                           57%           64%           38%**
Net assets, end of period (in thousands)                                      $57,592      $ 7,591     $   7,691
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                   1.94%         3.67%         3.99%**
 Net investment income                                                          7.97%         5.36%         4.13%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                   0.88%         1.90%         1.90%**
 Net investment income                                                          9.03%         7.13%         6.22%**

(a) Pioneer Investment Management, Inc. assumed investment management of the fund on February 25, 2000. Prior to that date, the fund was advised by EQSF Advisors, Inc.
(b) Class A shares were first publicly offered on February 12, 1998.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/02
--------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                                             10/31/02
CLASS B (a)
Net asset value, beginning of period                                                         $ 10.45
                                                                                             -------
Increase (decrease) from investment operations:
 Net investment income                                                                       $  0.88
 Net realized and unrealized gain (loss) on investments                                        (1.25)
                                                                                             -------
  Net increase (decrease) from investment operations                                         $ (0.37)
Distributions to shareowners:
 Net investment income                                                                         (0.92)
 Net realized gains                                                                                -
                                                                                             -------
Net increase (decrease) in net asset value                                                   $ (1.29)
                                                                                             -------
Net asset value, end of period                                                               $  9.16
                                                                                             =======
Total return*                                                                                  (4.20)%
Ratio of net expenses to average net assets+                                                    1.80%
Ratio of net investment income to average net assets+                                           8.43%
Portfolio turnover rate                                                                           29%
Net assets, end of period (in thousands)                                                     $896,904
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                   1.87%
 Net investment income                                                                          8.37%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                   1.79%
 Net investment income                                                                          8.44%

                                                                                                           2/25/00
                                                                                            Year Ended        to
                                                                                             10/31/01      10/31/00
CLASS B (a)
Net asset value, beginning of period                                                         $  11.41     $ 11.34
                                                                                             --------     -------
Increase (decrease) from investment operations:
 Net investment income                                                                       $   1.00     $  0.69
 Net realized and unrealized gain (loss) on investments                                         (0.63)       0.08
                                                                                             --------     -------
  Net increase (decrease) from investment operations                                         $   0.37     $  0.77
Distributions to shareowners:
 Net investment income                                                                          (0.99)      (0.70)
 Net realized gains                                                                             (0.34)          -
                                                                                             --------     -------
Net increase (decrease) in net asset value                                                   $  (0.96)    $  0.07
                                                                                             --------     -------
Net asset value, end of period                                                               $  10.45     $ 11.41
                                                                                             ========     =======
Total return*                                                                                    3.45%       7.04%
Ratio of net expenses to average net assets+                                                     1.72%       1.47%**
Ratio of net investment income to average net assets+                                            8.70%       8.44%**
Portfolio turnover rate                                                                            24%         57%
Net assets, end of period (in thousands)                                                     $326,596     $46,069
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                    2.00%       2.19%**
 Net investment income                                                                           8.42%       7.92%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                    1.69%       1.40%**
 Net investment income                                                                           8.73%       8.50%**

(a) Class B Shares were first publicly offered on February 28, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/02
--------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                                             10/31/02
CLASS C (a)
Net asset value, beginning of period                                                         $ 10.55
                                                                                             -------
Increase (decrease) from investment operations:
 Net investment income                                                                       $  0.90
 Net realized and unrealized gain (loss) on investments                                        (1.27)
                                                                                             -------
  Net increase (decrease) from investment operations                                         $ (0.37)
Distributions to shareowners:
 Net investment income                                                                         (0.93)
 Net realized gain                                                                                 -
                                                                                             -------
Net increase (decrease) in net asset value                                                   $ (1.30)
                                                                                             -------
Net asset value, end of period                                                               $  9.25
                                                                                             =======
Total return*                                                                                  (4.27)%
Ratio of net expenses to average net assets+                                                    1.77%
Ratio of net investment income to average net assets+                                           8.45%
Portfolio turnover rate                                                                           29%
Net assets, end of period (in thousands)                                                     $946,866
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                   1.83%
 Net investment income                                                                          8.39%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                   1.75%
 Net investment income                                                                          8.46%

                                                                                                           2/25/00
                                                                                            Year Ended        to
                                                                                             10/31/01      10/31/00
CLASS C (a)
Net asset value, beginning of period                                                         $  11.51     $ 11.34
                                                                                             --------     -------
Increase (decrease) from investment operations:
 Net investment income                                                                       $   1.01     $  0.69
 Net realized and unrealized gain (loss) on investments                                         (0.63)       0.19
                                                                                             --------     -------
  Net increase (decrease) from investment operations                                         $   0.38     $  0.88
Distributions to shareowners:
 Net investment income                                                                          (1.00)      (0.71)
 Net realized gain                                                                              (0.34)          -
                                                                                             --------     -------
Net increase (decrease) in net asset value                                                   $  (0.96)    $  0.17
                                                                                             --------     -------
Net asset value, end of period                                                               $  10.55     $ 11.51
                                                                                             ========     =======
Total return*                                                                                    3.50%       7.98%
Ratio of net expenses to average net assets+                                                     1.69%       1.47%**
Ratio of net investment income to average net assets+                                            8.67%       8.41%**
Portfolio turnover rate                                                                            24%         57%
Net assets, end of period (in thousands)                                                     $219,142     $20,788
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                    1.97%       2.15%**
 Net investment income                                                                           8.39%       7.72%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                    1.66%       1.39%**
 Net investment income                                                                           8.70%       8.48%**

(a) Class C Shares were first publicly offered on February 28, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/02
--------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                                             10/31/02
CLASS Y (a)
Net asset value, beginning of period                                                         $ 10.39
                                                                                             -------
Increase (decrease) from investment operations:
 Net investment income                                                                       $  0.97
 Net realized and unrealized loss on investments                                               (1.22)
                                                                                             -------
  Net increase (decrease) from investment operations                                         $ (0.25)
Distributions to shareowners:
 Net investment income                                                                         (1.02)
 Net realized gain                                                                                 -
                                                                                             -------
Net increase (decrease) in net asset value                                                   $ (1.27)
                                                                                             -------
Net asset value, end of period                                                               $  9.12
                                                                                             =======
Total return*                                                                                  (3.14)%
Ratio of net expenses to average net assets+                                                    0.71%
Ratio of net investment income to average net assets+                                           9.59%
Portfolio turnover rate                                                                           29%
Net assets, end of period (in thousands)                                                     $29,740
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                   0.78%
 Net investment income                                                                          9.53%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                   0.70%
 Net investment income                                                                          9.61%

                                                                                                           2/25/00
                                                                                            Year Ended        to
                                                                                             10/31/01      10/31/00
CLASS Y (a)
Net asset value, beginning of period                                                         $ 11.32      $ 11.34
                                                                                             -------      -------
Increase (decrease) from investment operations:
 Net investment income                                                                       $  1.06      $  0.74
 Net realized and unrealized loss on investments                                               (0.61)       (0.02)
                                                                                             -------      -------
  Net increase (decrease) from investment operations                                         $  0.45      $  0.72
Distributions to shareowners:
 Net investment income                                                                         (1.04)       (0.74)
 Net realized gain                                                                             (0.34)           -
                                                                                             -------      -------
Net increase (decrease) in net asset value                                                   $ (0.93)     $ (0.02)
                                                                                             -------      -------
Net asset value, end of period                                                               $ 10.39      $ 11.32
                                                                                             =======      =======
Total return*                                                                                   4.28%        6.56%
Ratio of net expenses to average net assets+                                                    0.62%        0.35%**
Ratio of net investment income to average net assets+                                          10.04%        6.59%**
Portfolio turnover rate                                                                           24%          57%
Net assets, end of period (in thousands)                                                     $ 3,340      $ 1,769
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                   0.92%        1.06%**
 Net investment income                                                                          9.74%        6.11%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                   0.59%        0.29%**
 Net investment income                                                                         10.07%        6.63%**

(a) Class Y Shares were first publicly offered on February 28, 2000.
** Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund), originally, Third Avenue High Yield Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Effective February 25, 2000, the Fund was reorganized as a Delaware business trust. The reorganization had no effect on the Fund's operations. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Class B, Class C, and Class Y shares were first publicly offered on February 25, 2000. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees and may include yield equivalents or a pricing matrix. Market discount and

Pioneer High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund is not diversified, which means that it can invest a higher percentage of it's asset in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

Pioneer High Yield Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                2002            2001
--------------------------------------------------------------------------------
  Distributions paid from:
   Ordinary income           $217,416,077    $41,558,014
   Long-Term capital gain               -              -
                             ------------    -----------
   Total                     $217,416,077    $41,558,014
--------------------------------------------------------------------------------

    The following shows components of distributable earnings on a federal income tax basis at October 31, 2002.

--------------------------------------------------------------------------------
                                          Year
--------------------------------------------------------------------------------
  Undistributed ordinary income     $   5,456,355
  Undistributed long-term gain                  -
  Unrealized depreciation            (468,199,773)
                                    -------------
  Total                             $(462,743,418)
--------------------------------------------------------------------------------

    The difference between book basis and tax-basis unrealized depre ciation is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an wholly owned indirect subsidiary of UniCredito Italiano, earned $1,900,714 in underwriting commissions on the sale of Fund shares during the year ended October 31, 2002.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

Pioneer High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class Y shares can bear different transfer agent and distribution fees.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.  Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02                             (continued)
--------------------------------------------------------------------------------

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.60% of the excess over $1 billion.

PIM has agreed not to impose its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Class A expenses to 1.00% of average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. From February 25, 2000 to May 1, 2001, PIM's expense limitation was 0.75% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2002, approximately $2,767,615 was payable to PIM related to management fees and administrative fees and certain other services.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $383,476 in transfer agent fees payable to PIMSS at October 31, 2002.

4. Plans of Distribution

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A Shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or

Pioneer High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $698,683 in distribution fees payable to PFD at October 31, 2002.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2002, CDSCs in the amount of $1,862,389 were paid to PFD by redeeming shareowners.

5. Expense Offset Arrangements

The Fund has entered into expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2002 the Fund's expenses were reduced by $229,171 under such arrangements.

6. Line of Credit Facility

The Fund has a $150 million committed, unsecured revolving line of credit facility. The Fund may borrow up to the lesser of $150 million or the limit set by its prospectus for borrowings. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. The Fund pays a quarterly commitment fee for this facility at the annual rate of 0.10% on the unused facility.

For the year ended October 31, 2002, the average daily amount of borrowings outstanding during the period was $18,726,238. The average daily shares outstanding during the period were 232,788,203 resulting in an average borrowing per share of $0.08. The related weighted average annualized interest rate for the period was 2.3%, and the total interest expense on such borrowings was $618,136.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02                             (continued)
--------------------------------------------------------------------------------

7. Affiliated Companies

The Fund's investments in certain companies or if convertible into shares exceed 5% of the outstanding voting stock are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 2002:

-------------------------------------------------------------------------------------------

                                 Purchases      Sales
Affiliates                       (Shares)      (Shares)       Income           Value
-------------------------------------------------------------------------------------------
Alpharma Inc., 5.75%, 4/1/05     22,480,000        -        $ 807,466       $15,876,500
Alpharma Inc., 3.0%, 6/1/06      63,998,000        -        1,217,132        46,238,555
-------------------------------------------------------------------------------------------

8. Change in Independent Auditors

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements of such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young, LLP as independent auditors as of May 4, 2002.

Pioneer High Yield Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer High Yield Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Yield Fund (the "Fund") as of October 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2001, and financial highlights for each of the four years in the period ended October 31, 2001, were audited by other auditors who have ceased operations and whose report dated December 7, 2001 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield Fund at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. [GRAPHIC]

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 12, 2002

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

U.S. Equity
Pioneer Small Company Fund
Pioneer Small Cap Value Fund
Pioneer Mid-Cap Growth Fund
Pioneer Mid-Cap Value Fund
Pioneer Growth Shares
Pioneer Core Equity Fund*
Pioneer Real Estate Shares
Pioneer Fund
Pioneer Value Fund
Pioneer Equity Income Fund
Pioneer Balanced Fund

International/Global Equity
Pioneer Emerging Markets Fund
Pioneer Europe Select Fund
Pioneer Europe Fund
Pioneer International Equity Fund
Pioneer International Value Fund

Fixed Income
Pioneer High Yield Fund
Pioneer Strategic Income Fund
Pioneer Bond Fund
Pioneer Tax Free Income Fund
Pioneer America Income Trust

Money Market
Pioneer Cash Reserves Fund**

*   Name change effective May 1, 2002.
** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 53 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address        Position Held               Term of Office/Length of Service
John F. Cogan, Jr. (76)*     Chairman of the Board,      Trustee since August, 1999.
                             Trustee and President       Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

===================================================================================================
Daniel T. Geraci (45)**      Trustee and                 Trustee since October, 2001.
                             Executive Vice President    Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address          Position Held   Term of Office/Length of Service
Mary K. Bush (54)              Trustee         Trustee since August, 1999.
3509 Woodbine St.                              Serves until retirement or removal.
Chevy Chase, MD 20815
===================================================================================
Richard H. Egdahl, M.D. (76)   Trustee         Trustee since August, 1999.
Boston University Healthcare                   Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215
===================================================================================
Margaret B.W. Graham (55)      Trustee         Trustee since August, 1999.
1001 Sherbrooke Street West,                   Serves until retirement or removal.
Montreal, Quebec, Canada
===================================================================================
Marguerite A. Piret (54)        Trustee        Trustee since August, 1999.
One Boston Place, 26th Floor,                  Serves until retirement or removal.
Boston, MA 02108
===================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years         Other Directorships Held
Deputy Chairman and a Director of Pioneer           Director of Harbor Global Company, Ltd.
Global Asset Management S.p.A. (PGAM);
Non-Executive Chairman and a Director of
Pioneer Investment Management USA Inc.
(PIM-USA); Chairman and a Director of
Pioneer; President of all of the Pioneer Funds;
and Of Counsel (since 2000, Partner prior to
2000), Hale and Dorr LLP (counsel to PIM-
USA and the Pioneer Funds)
===========================================================================================
Director and CEO - US of PGAM since                 None
November 2001; Director, Chief Executive
Officer and President of PIM-USA since October
2001; Director of Pioneer Investment
Management Shareholder Services, Inc. since
October 2001; President and a Director of
Pioneer, Pioneer Funds Distributor, Inc. (PFD)
(Chairman) and Pioneer International
Corporation since October 2001; Executive Vice
President of all of the Pioneer Funds since
October 2001; President of Fidelity Private
Wealth Management Group from 2000 through
October 2001; and Executive Vice President -
Distribution and Marketing of Fidelity
Investments Institutional Services and Fidelity
Investments Canada Ltd. prior to 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years         Other Directorships Held
President, Bush & Co. (international financial      Director and/or Trustee of Brady Corporation
advisory firm)                                      (industrial identification and specialty coated
                                                    material products manufacturer), Mastec Inc.
                                                    (communications and energy infrastructure),
                                                    Mortgage Guaranty Insurance Corporation, R.J.
                                                    Reynolds Tobacco Holdings, Inc. (tobacco) and
                                                    Student Loan Marketing Association
                                                    (secondary marketing of student loans)
====================================================================================================
Alexander Graham Bell Professor of Health Care      None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of
Surgery, Boston University School of Medicine;
University Professor, Boston University
====================================================================================================
Founding Director, The Winthrop Group, Inc.         None
(consulting firm); Professor of Management,
Faculty of Management, McGill University
====================================================================================================
President, Newbury, Piret & Company, Inc.           Director, Organogenesis Inc. (tissue
(merchant banking firm)                             engineering company)
====================================================================================================

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address      Position Held         Term of Office/Length of Service
Stephen K. West (74)       Trustee               Trustee since August, 1999.
125 Broad Street,                                Serves until retirement or removal.
New York, NY 10004
====================================================================================
John Winthrop (66)         Trustee               Trustee since August, 1999.
One North Adgers Wharf,                          Serves until retirement or removal.
Charleston, SC 29401

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name, Age and Address      Position Held         Term of Office/Length of Service
Joseph P. Barri (56)       Secretary             Since August, 1999.
                                                 Serves at the discretion of Board.
====================================================================================
Dorothy E. Bourassa (54)   Assistant Secretary   Since November, 2000.
                                                 Serves at the discretion of Board.
====================================================================================
Vincent Nave (57)          Treasurer             Since November, 2000.
                                                 Serves at the discretion of Board.
====================================================================================
Luis I. Presutti (37)      Assistant Treasurer   Since November, 2000.
                                                 Serves at the discretion of Board.
====================================================================================
Gary Sullivan (44)         Assistant Treasurer   Since May, 2002.
                                                 Serves at the discretion of Board.
====================================================================================
Alan Janson (31)           Assistant Treasurer   Since July, 2002.
                                                 Serves at the discretion of the Board.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years     Other Directorships Held
Of Counsel, Sullivan & Cromwell (law firm)      Director, Dresdner RCM Global
                                                Strategic Income Fund, Inc. and
                                                The Swiss Helvetia Fund, Inc.
                                                (closed-end investment
                                                companies), AMVESCAP PLC
                                                (investment managers) and First
                                                ING Life Insurance Company of
                                                New York
=================================================================================
President, John Winthrop & Co., Inc.            Director of NUI Corp. (energy
(private investment firm)                       sales, services and distribution)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                       Other Directorships Held
Partner, Hale and Dorr LLP; Secretary of all of the Pioneer       None
Funds
===========================================================================================
Secretary of PIM-USA: Senior Vice President - Legal of            None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Assistant Secretary of all of the Pioneer Funds since November 2000; Senior Counsel,
Assistant Vice President and Director of Compliance of PIM-
USA from April 1998 through October 2000; Vice President
and Assistant General Counsel, First Union Corporation from
December 1996 through March 1998
===========================================================================================
Vice President - Fund Accounting and Custody Services of          None
Pioneer (Manager from September 1996 to February 1999);
and Treasurer of all of the Pioneer Funds (Assistant
Treasurer from June 1999 to November 2000)
===========================================================================================
Assistant Vice President - Fund Accounting, Administration        None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
===========================================================================================
Fund Accounting Manager-Fund Accounting. Administration           None
and Custody Services of Pioneer since 1997; and Assistant
Treasurer of all of the Pioneer Funds since May 2002
===========================================================================================
Manager, Valuation Risk and Information Technology - Fund None
Accounting, Administration and Custody Services of Pioneer
since March 2002; and Assistant Treasurer of all of the Pioneer
Funds since July 2002. Manager, Valuation Risk and Performance
Reporting of Pioneer from June 2000 to February 2002. Member of
Pioneer Pricing Group from 1996 to 2000 (promoted to Manager in
1998)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares) Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-55014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.


[LOGO]
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   12478-00-1202
                                (Copyright) 2002 Pioneer Funds Distributor, Inc. Underwriter of Pioneer mutual funds, Member SIPC
                                      [recycle symbol] Printed on Recycled Paper